UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2014

PHYSICIANS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36007 (Commission File Number)	46-2519850 (I.R.S. Employer Identification No.)

735 N. Water Street, Suite 1000 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 978-6494

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends and supplements the Registrant’s Form 8-K, as filed on March 3, 2014, to include historical financial statements and unaudited pro forma financial information, required by Item 9.01 (a) and (b), for the Registrant’s acquisition of the approximately 44,295 square foot medical office buildings, located in Sarasota, Venice, Engelwood and Port Charlotte, Florida.

Item 9.01                                           Financial Statement and Exhibits

(a)                                                                                 Financial Statements of Property Acquired

The following Statement of Revenues and Certain Direct Operating Expenses is set forth in Exhibit 99.1 which are attached hereto and incorporated by reference.

Independent Auditors’ Report.

Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2013.

Notes to the Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2013.

(b)                                                                                 Pro Forma Financial Information

The following pro forma financial statements are set forth in Exhibit 99.2 which are attached and incorporated herein by reference.

Unaudited Pro Forma Consolidated and Combined Balance Sheet as of December 31, 2013.

Unaudited Pro Forma Consolidated and Combined Statement of Operations for year ended December 31, 2013.

Notes to Unaudited Pro Forma Consolidated and Combined Financial Statements.

(c)                                                                                  Not applicable.

(d)                                                                                 Exhibits

23.1 Consent of Plante & Moran, PLLC

99.1 Financial Statements of Property Acquired

99.2 Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2014	PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1*	Consent of Plante & Moran, PLLC
99.1*	Financial Statements of Property Acquired
99.2*	Unaudited Pro Forma Financial Information